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                                                                    Exhibit 10.7

                     Schedule of Indemnification Agreements

1. Indemnification Agreement dated as of July 1, 2002 entered into between Pillowtex Corporation and David A. Perdue.

2. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Bradley I. Dietz.

3. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Bruce A. Karsh.

4. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Jeffrey J. Keenan.

5. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Ralph W. LaRovere.

6. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Kenneth Liang.

7. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Mariusz J. Mazurek.

8. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and James P. Seery, Jr.

9. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Michael R. Harmon.

10. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and A. Allen Oakley.

11. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Scott E. Shimizu.

12. Indemnification Agreement dated as of May 24, 2002 entered into between Pillowtex Corporation and Anthony T. Williams.